FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 8, 2005

KAISER ALUMINUM CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware (State of incorporation)	1-9447 (Commission File Number)	94-3030279 (I.R.S. Employer Identification Number)

27422 Portola Parkway, Suite 350 Foothill Ranch,California (Address of Principal Executive Offices)	92610-2831 (Zip Code)

(949) 614-1740
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

      On April 8, 2005, Kaiser Aluminum Corporation (the “Company”) was notified that Logan & Company (“Logan”), the claims agent in the Company’s ongoing Chapter 11 reorganization proceedings, had filed a report with the United States Bankruptcy Court for the District of Delaware (the “Court”) indicating that a sufficient volume of creditors of four commodity-related subsidiaries had voted to accept their respective joint plans of liquidation (collectively, the “Liquidating Plans”). This will permit confirmation of the Liquidating Plans to proceed. The affected subsidiaries are Kaiser Alumina Australia Corporation (“KAAC”), Kaiser Finance Corporation (“KFC), Alpart Jamaica Inc. (“AJI”) and Kaiser Jamaica Corporation (“KJC”). Additional discussion regarding the Liquidating Plans of KAAC/KFC and AJI/KJC is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

      The filing by Logan also indicated that holders of the Kaiser Aluminum & Chemical Corporation’s (“KACC’s”) 12-¾% Senior Subordinated Notes (the “Sub Notes”), as a group, voted not to accept the Liquidating Plans. Accordingly, as discussed more fully in the Company’s Annual Report on Form 10-K, the Court will determine the allocation of distributions among holders of the KACC’s 9-⅞% Senior Notes, 10-⅞% Senior Notes (together the “Senior Notes”), and the Sub Notes. Certain technical objections to the Liquidating Plans also have been filed. The Court will hold a hearing beginning on April 13 to hear and rule on the plan objections and the allocation of distributions among holders of the Senior Notes and the Sub Notes.

      The Court’s decisions regarding confirmation will be subject to appeal. No assurances can be provided as to whether or when the Liquidating Plans will be confirmed by the Court or ultimately consummated or, if confirmed and consummated, as to the amount of distributions to be made to individual creditors of the liquidating subsidiaries or the Company. Further, the Company cannot predict what the ultimate allocation of distributions among holders of the Senior Notes and the Sub Notes will be, when any such resolution will occur, or what impact any such resolution may have on the Company and its ongoing reorganization efforts.

      The Liquidating Plans relate exclusively to the interests in and related to alumina refineries in Jamaica and Australia and will have no impact on the normal ongoing fabricated products business unit or other continuing operations.

      The Company issued a press release regarding Logan’s report in the form attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits

      (c) Exhibits

                *99.1 Press Release dated April 8, 2005

*	Included with this filing.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)
	By:	/s/ Daniel D. Maddox
Dated: April 11, 2005		Daniel D. Maddox
Vice President and Controller

EXHIBIT INDEX

Exhibit 99.1	Press Release dated April 8, 2005*

*	Included with this filing.